Exhibit 10

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 15 to Registration Statement No. 33-41622 of Merrill Lynch Latin America Fund, Inc. (the “Fund”) on Form N-1A of our report dated January 9, 2004, appearing in the November 30, 2003 Annual Report of the Fund, which is incorporated by reference in the Statement of Additional Information, which is part of this Registration Statement. We also consent to the reference to us under the caption “Financial Highlights” in the Prospectus, which is also part of this Registration Statement.

/s/ Deloitte & Touche, LLP

Princeton, New Jersey March 10, 2004